                                                                  EXHIBIT 10.2.4

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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                               HEALTH GRADES, INC.

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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1        ACCOUNTING AND OTHER TERMS...............................................................................4
         --------------------------

2        LOAN AND TERMS OF PAYMENT................................................................................4
         -------------------------
         2.1      Promise to Pay..................................................................................4
         2.2      Overadvances....................................................................................5
         2.3      Interest Rate, Payments.........................................................................5
         2.4      Fees............................................................................................6

3        CONDITIONS OF LOANS......................................................................................6
         -------------------
         3.1      Conditions Precedent to Initial Credit Extension................................................6
         3.2      Conditions Precedent to all Credit Extensions...................................................6

4        CREATION OF SECURITY INTEREST............................................................................6
         -----------------------------
         4.1      Grant of Security Interest......................................................................6
         4.2      Authorization of File...........................................................................6

5        REPRESENTATIONS AND WARRANTIES...........................................................................7
         ------------------------------
         5.1      Due Organization and Authorization..............................................................7
         5.2      Collateral......................................................................................7
         5.3      Litigation......................................................................................7
         5.4      No Material Adverse Change in Financial Statements..............................................7
         5.5      Solvency........................................................................................8
         5.6      Regulatory Compliance...........................................................................8
         5.7      Investments in Subsidiaries.....................................................................8
         5.8      Full Disclosure.................................................................................8

6        AFFIRMATIVE COVENANTS....................................................................................8
         ---------------------
         6.1      Government Compliance...........................................................................8
         6.2      Financial Statements, Reports, Certificates.....................................................9
         6.3      Inventory; Returns..............................................................................9
         6.4      Taxes...........................................................................................9
         6.5      Insurance.......................................................................................9
         6.6      Primary Accounts...............................................................................10
         6.7      Financial Covenants............................................................................10
         6.8      Registration of Intellectual Property Rights...................................................10
         6.9      Further Assurances.............................................................................10

7        NEGATIVE COVENANTS......................................................................................10
         ------------------
         7.1      Dispositions...................................................................................11
         7.2      Changes in Business, Ownership, Management or Locations of Collateral..........................11
         7.3      Mergers or Acquisitions........................................................................11
         7.4      Indebtedness...................................................................................11
         7.5      Encumbrance....................................................................................11
         7.6      Distributions; Investments.....................................................................11
         7.7      Transactions with Affiliates...................................................................11
         7.8      Subordinated Debt..............................................................................12
         7.9      Compliance.....................................................................................12

8        EVENTS OF DEFAULT.......................................................................................12
         -----------------
         8.1      Payment Default................................................................................12
         8.2      Covenant Default...............................................................................12



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
         8.3      Material Adverse Change........................................................................12
         8.4      Attachment.....................................................................................13
         8.5      Insolvency.....................................................................................13
         8.6      Other Agreements...............................................................................13
         8.7      Judgments......................................................................................13
         8.8      Misrepresentations.............................................................................13

9        BANK'S RIGHTS AND REMEDIES..............................................................................13
         --------------------------
         9.1      Rights and Remedies............................................................................13
         9.2      Power of Attorney..............................................................................14
         9.3      Bank Expenses..................................................................................14
         9.4      Bank's Liability for Collateral................................................................14
         9.5      Remedies Cumulative............................................................................15
         9.6      Demand Waiver..................................................................................15

10       NOTICES.................................................................................................15
         -------

11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER..............................................................15
         -------------------------------------------

12       GENERAL PROVISIONS......................................................................................15
         ------------------
         12.1     Successors and Assigns.........................................................................15
         12.2     Indemnification................................................................................15
         12.3     Time of Essence................................................................................16
         12.4     Severability of Provision......................................................................16
         12.5     Amendments in Writing, Integration.............................................................16
         12.6     Counterparts...................................................................................16
         12.7     Survival.......................................................................................16
         12.8     Confidentiality................................................................................16
         12.9     Effect of Amendment and Restatement............................................................16
         12.10    Attorneys' Fees, Costs and Expenses............................................................16

13       DEFINITIONS.............................................................................................17
         -----------
         13.1     Definitions....................................................................................17



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

        THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Agreement") dated as of the Effective Date, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 4410 Arapahoe Ave., Ste. 200, Boulder, Colorado 80303 and HEALTH GRADES, INC. ("Borrower"), whose address is 44 Union Boulevard, Suite 600, Lakewood, Colorado 80228.

                                    RECITALS

        A. Bank and Borrower are parties to that certain Loan and Security Agreement, dated May 10, 2002, as amended (collectively, the "Original Agreement").

        B. Borrower and Bank desire in this Agreement to set forth their agreement with respect to a working capital loan and to amend and restate in its entirety without novation the Original Agreement in accordance with the provisions herein.

                                    AGREEMENT

        The parties agree as follows:

1.      ACCOUNTING AND OTHER TERMS

        Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2.      LOAN AND TERMS OF PAYMENT

2.1     PROMISE TO PAY.

        Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1   REVOLVING ADVANCES.

        (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the outstanding Obligations under the Cash Management Services Sublimit. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

        (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 12:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

        (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.



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

2.1.2   LETTERS OF CREDIT SUBLIMIT.

        Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances minus the Cash Management Services Sublimit, minus the FX Reserve; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed $750,000. Borrower's Letter of Credit reimbursement obligation will be secured by unencumbered cash on terms acceptable to Bank at any time upon the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

2.1.3   FOREIGN EXCHANGE SUBLIMIT.

        If there is availability under the Committed Revolving Line and the Borrowing Base, then Borrower may enter in foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit which is a maximum of $750,000 (the "FX Reserve"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

2.1.4   CASH MANAGEMENT SERVICES SUBLIMIT.

        Borrower may use up to $750,000 for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services"). All amounts Bank pays for any Cash Management Services will be treated as Advances under the Committed Revolving Line.

2.2     OVERADVANCES.

        If Borrower's Obligations under Sections 2.1.1, 2.1.2, 2.1.3 and 2.1.4 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess. In addition, at no time shall the aggregate outstanding Obligations under Sections 2.1.2, 2.1.3 and 2.1.4 exceed $750,000.

2.3     INTEREST RATE, PAYMENTS.

        (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate of 0.5 of 1 percentage point above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

        (b) Payments. Interest due on the Committed Revolving Line is payable on the 13th of each month. Bank may debit any of Borrower's deposit accounts including Account Number _________________________________ for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional interest shall accrue.



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2.4     FEES.

        Borrower will pay:

        (a) Facility Fee. A fully earned, non-refundable Facility Fee of $3,500 due on the Effective Date;

        (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due; and

        (c) Early Termination Fee. A fully earned, non-refundable early termination fee of $5,000 shall be due upon voluntary or involuntary pre-payment in full of Borrower's Obligations prior to the Revolving Maturity Date.

3.      CONDITIONS OF LOANS

3.1     CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

        Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2     CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

        Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

        (a) timely receipt of any Payment/Advance Form; and

        (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4.      CREATION OF SECURITY INTEREST

4.1     GRANT OF SECURITY INTEREST.

        Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations. If Borrower shall at any time, acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

4.2     AUTHORIZATION OF FILE.

        Borrower authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank's interest in the Collateral.



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5.      REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrants as follows:

5.1     DUE ORGANIZATION AND AUTHORIZATION.

        Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower has not changed its state of formation or its organizational structure or type or any organizational number (if any) assigned by its jurisdiction of formation.

        The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2     COLLATERAL.

        Borrower has good title to the Collateral, free of Liens except Permitted Liens or Borrower has Rights to each asset that is Collateral. Borrower has no other deposit account, other than the deposit accounts described in the Schedule. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. The Collateral is not in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower will receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3     LITIGATION.

        Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4     NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

        All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5     SOLVENCY.

        The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6     REGULATORY COMPLIANCE.

        Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7     INVESTMENTS IN SUBSIDIARIES.

        Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8     FULL DISCLOSURE.

        No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6.      AFFIRMATIVE COVENANTS

        Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

6.1     GOVERNMENT COMPLIANCE.

        Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2     FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

        (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and
(vi) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

        (b) Within 30 days (or within 20 days if outstanding Advances under the Committed Revolving Line exist) after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

        (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

        (d) Allow Bank to audit Borrower's Collateral at Borrower's expense. Such audits will be conducted no more often than every year unless an Event of Default has occurred and is continuing.

6.3     INVENTORY; RETURNS.

        Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than $50,000.

6.4     TAXES.

        Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5     INSURANCE.

        Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6     PRIMARY ACCOUNTS.

        Borrower will maintain its primary banking relationship with Bank, which relationship shall include Borrower maintaining account balances in any accounts at or through Bank representing at least 51% of all account balances of Borrower at any financial institution.

6.7     FINANCIAL COVENANTS.

        Borrower will maintain as of the last day of each month, unless otherwise stated:

                (i) ADJUSTED QUICK RATIO (to be maintained at all times). A ratio of cash held with Bank plus Eligible Accounts to Current Liabilities less deferred revenue related to licenses and Physician Practice Management of at least 1.50 to 1.00.

                (ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least the sum of $5,000,000 plus 20% of new equity and quarterly profitability.

6.8     REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

        Borrower shall not register any Copyrights or Mask Works with the United States Copyright Office unless it: (i) has given at least fifteen (15) days' prior notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within 30 days of any such filing.

        Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9     FURTHER ASSURANCES.

        Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7.      NEGATIVE COVENANTS



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

        For so long as Bank has an obligation to lend or there are any outstanding Obligations, Borrower shall not, without Bank's prior written consent (which shall be a matter of its good faith business judgment), do any of the following:

7.1     DISPOSITIONS.

        Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2     CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR LOCATIONS OF COLLATERAL.

        Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management of greater than 25% (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies the venture capital investors prior to the closing of the investment). Borrower will not, without at least 30 days prior written notice, relocate its chief executive office, change its state of formation (including reincorporation), change its organizational number or name or add any new offices or business locations (such as warehouses) in which Borrower maintains or stores over $5,000 in Collateral.

7.3     MERGERS OR ACQUISITIONS.

        Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) such transaction would not result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4     INDEBTEDNESS.

        Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5     ENCUMBRANCE.

        Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6     DISTRIBUTIONS; INVESTMENTS.

        Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7     TRANSACTIONS WITH AFFILIATES.

        Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

7.8     SUBORDINATED DEBT.

        Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9     COMPLIANCE.

        Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.      EVENTS OF DEFAULT

        Any one of the following is an Event of Default:

8.1     PAYMENT DEFAULT.

        If Borrower fails to pay any of the Obligations within 3 days after their due date, however, during such period no Credit Extensions will be made;

8.2     COVENANT DEFAULT.

        (a) If Borrower fails to perform any obligation under Sections 6.2 or
6.7 or violates any of the covenants contained in Section 7 of this Agreement, or

        (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be made during such cure period);

8.3     MATERIAL ADVERSE CHANGE.

        If there (i) occurs a material adverse change in the business, operations, or financial condition of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations; or
(iii) is a material impairment of the value or priority of Bank's security interests in the Collateral (the foregoing being defined as a "Material Adverse Change").

8.4     ATTACHMENT.

        If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5     INSOLVENCY.

        If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6     OTHER AGREEMENTS.

        If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7     JUDGMENTS.

        If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8     MISREPRESENTATIONS.

        If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9.      BANK'S RIGHTS AND REMEDIES

9.1     RIGHTS AND REMEDIES.

        When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

        (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

        (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

        (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable; notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit;

        (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

        (e) Bank may place a "hold" on any account maintained with Bank and deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral;

        (f) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

        (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

        (h) Dispose of the Collateral according to the Code.

9.2     POWER OF ATTORNEY.

        Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3     BANK EXPENSES.

        If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.4     BANK'S LIABILITY FOR COLLATERAL.

        If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Except as provided above, Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5     REMEDIES CUMULATIVE.

        Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.6     DEMAND WAIVER.

        Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10.     NOTICES

        All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11.     CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

        Colorado law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Boulder County, Colorado.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. initial here ______

12.     GENERAL PROVISIONS

12.1    SUCCESSORS AND ASSIGNS.

        This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2    INDEMNIFICATION.

        Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3    TIME OF ESSENCE.

        Time is of the essence for the performance of all obligations in this Agreement.

12.4    SEVERABILITY OF PROVISION.

        Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5    AMENDMENTS IN WRITING, INTEGRATION.

        All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6    COUNTERPARTS.

        This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7    SURVIVAL.

        All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8    CONFIDENTIALITY.

        In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9    EFFECT OF AMENDMENT AND RESTATEMENT.

        This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All credit extensions or loans outstanding under the Original Agreement are and shall continue to be outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10   ATTORNEYS' FEES, COSTS AND EXPENSES.

        In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13.     DEFINITIONS

13.1    DEFINITIONS.

        In this Agreement:

        "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

        "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

        "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, and partners and, for any Person that is a limited liability company, that Person's managers and members.

        "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

        "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

        "BORROWING BASE" is the sum of (i) 75% of Eligible Accounts plus (ii) 50% of the aggregate unrestricted cash and cash equivalents held in accounts with one or more of Bank's Affiliates (provided that Bank is in receipt of a fully executed control agreement in form and substance acceptable to Bank related to such accounts), each as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower's Collateral.

        "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

        "CASH MANAGEMENT SERVICES" are defined in Section 2.1.4.

        "CODE" is the Colorado Uniform Commercial Code, as applicable.

        "COLLATERAL" is the property described on Exhibit A.

        "COMMITTED REVOLVING LINE" is an Advance of up to $1,000,000.

        "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

        "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

        "CREDIT EXTENSION" is each Advance, Letter of Credit, Exchange Contract, or any other extension of credit by Bank for Borrower's benefit.

        "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

        "EFFECTIVE DATE" is the date Bank executes this Agreement.

        "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

        (a) Accounts that the account debtor has not paid within 90 days of invoice date;

        (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

        (c) Credit balances over 90 days from invoice date;

        (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

        (e) Accounts for which the account debtor does not have its principal place of business in the United States;

        (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

        (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

        (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

        (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

        (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

        (k) Accounts for which Bank reasonably determines collection to be doubtful.

        "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

        "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

        "FX FORWARD CONTRACT" is defined in Section 2.1.3.

        "FX RESERVE " is defined in Section 2.1.3.

        "GAAP" is generally accepted accounting principles.

        "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

        "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

        "INTELLECTUAL PROPERTY" is all of Borrower's:

        (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

        (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

        (c) All design rights which may be available to Borrower now or later created, acquired or held;

        (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

        All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

        "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

        "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

        "LETTER OF CREDIT" is defined in Section 2.1.2.

        "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

        "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

        "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

        "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

        "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

        "ORIGINAL AGREEMENT" has the meaning set forth in recital paragraph A.

        "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

        "PERMITTED INDEBTEDNESS" is:

        (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

        (b) Indebtedness existing on the Effective Date and shown on the Schedule;

        (c) Subordinated Debt;

        (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

        (e) Indebtedness secured by Permitted Liens.

        "PERMITTED INVESTMENTS" are:

        (a) Investments shown on the Schedule and existing on the Effective Date; and

        (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

        "PERMITTED LIENS" are:

        (a) Liens existing on the Effective Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

        (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

        (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

        (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

        (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

        (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

        "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

        "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

        "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

        "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

        "REVOLVING MATURITY DATE" is February 13, 2006.

        "RIGHTS", as applied to the Collateral, means the Borrower's rights and interests in, and powers with respect to, that Collateral, whatever the nature of those rights, interests and powers and, in any event, including Borrower's power to transfer rights in such Collateral to Bank.

        "SCHEDULE" is any attached schedule of exceptions.

        "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

        "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

        "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

        "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

        "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.


BORROWER:

HEALTH GRADES, INC.


By:
    -------------------------------------------------

Title:
       ----------------------------------------------


BANK:

SILICON VALLEY BANK


By:
    -------------------------------------------------

Title:
       ----------------------------------------------

Effective Date:
               --------------------------------------

                                    EXHIBIT A


        The Collateral consists of all of Borrower's right, title and interest in and to the following whether owned now or hereafter arising and whether the Borrower has rights now or hereafter has rights therein and wherever located:

        All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

        All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

        All contract rights and general intangibles (as such definitions may be amended from time to time according to the Code), now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

        All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (as such definitions may be amended from time to time according to the Code) whether or not earned by performance, and any and all credit insurance, insurance (including refund) claims and proceeds, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

        All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper and electronic chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

        All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

        All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 12:00 P.S.T.
FAX TO:                                            DATE:
                                                         ----------------------

[ ] LOAN PAYMENT:
                         Health Grades, Inc. (Borrower)

    From Account #                        To Account #
                  ----------------------              -------------------------
                   (Deposit Account #)                     (Loan Account #)

    Principal $                   and/or Interest $
               -----------------                    ------------------------

    All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects up to and including the date of the transfer request for a loan payment, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date:

    AUTHORIZED SIGNATURE:                    Phone Number:
                          -----------------                ---------------------

[ ] LOAN ADVANCE:

    COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

    From Account #                     To Account #
                  ------------------                ---------------------------
                    Loan Account #)                     (Deposit Account #)

    Amount of Advance $
                       ---------------------

    All Borrower's representation and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects up to and including the date of the transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date:

    AUTHORIZED SIGNATURE:                    Phone Number:
                          -----------------               ---------------------


    OUTGOING WIRE REQUEST
    COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.
    Deadline for same day processing is 12:00pm, P.S.T.


    Beneficiary Name:                   Amount of Wire: $
                     -----------------                   ---------------------
    Beneficiary Bank:                       Account Number:
                     ------------------                    -------------------
    City and State:
                   -------------------------------------------
    Beneficiary Bank Transit (ABA) #:
                                    ----------------------------
         Beneficiary Bank Code (Swift, Sort, Chip, etc.):
                                                        ---------------------
                          (FOR INTERNATIONAL WIRE ONLY)

    Intermediary Bank:                   Transit (ABA) #:
                      ------------                         -----------------
    For Further Credit to:
                          -----------------------------------------------------
    Special Instruction:
                          -----------------------------------------------------

    By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

    Authorized Signature:            2nd Signature (If Required):
                         -----------                             --------------
    Print Name/Title:                    Print Name/Title:
                    ----------------                         ------------------
    Telephone #                               Telephone #
               ---------------------                     ----------------------

                     Schedule to Loan and Security Agreement

The exact correct corporate name of Borrower is (attach a copy of the formation documents, e.g., articles, partnership agreement):
                                                   ---------------------------
Borrower's State of formation:
                               -----------------------------------------
Borrower has operated under only the following other names (if none, so state):

------------------------------------------------------------------------

All other addresses at which the Borrower does business are as follows (attach additional sheets if necessary and include all warehouse addresses):

------------------------------------------------------------------------

Borrower has deposit accounts and/or investment accounts located only at the following institutions:

------------------------------------------------------------------------------
List Acct. Numbers:
                    ------------------------------------------------------

Liens existing on the Effective Date and disclosed to and accepted by Bank in writing:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Investments existing on the Effective Date and disclosed to and accepted by Bank in writing:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------


SUBORDINATED DEBT:

Indebtedness on the Effective Date and disclosed to and consented to by Bank in writing:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------


The following is a list of the Borrower's copyrights (including copyrights of software) which are registered with the United States Copyright Office. (Please include name of the copyright and registration number and attach a copy of the registration):

------------------------------------------------------------------------------
------------------------------------------------------------------------------

The following is a list of all software which the Borrower sells, distributes or licenses to others, which is not registered with the United States Copyright Office. (Please include versions which are not registered:

------------------------------------------------------------------------------

The following is a list of all of the Borrower's patents which are registered with the United States Patent Office. (Please include name of the patent and registration number and attach a copy of the registration.):

------------------------------------------------------------------------------
------------------------------------------------------------------------------

The following is a list of all of the Borrower's patents which are pending with the United States Patent Office. (Please include name of the patent and a copy of the application.):

--------------------------------------------------------------

The following is a list of all of the Borrower's registered trademarks. (Please include name of the trademark and a copy of the registration.):

--------------------------------------------------------------------------------
Borrower is not subject to litigation which would have a material adverse effect on the Borrower's financial condition, except the following (attach additional comments, if needed):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Tax ID Number

              -------------------------------

Organizational Number, if any:

              -------------------------------

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE


Borrower:       Health Grades, Inc.                Bank:  Silicon Valley Bank
                                                          3003 Tasman Drive
                                                          Santa Clara, CA 95054

Commitment Amount:         $1,000,000


ACCOUNTS RECEIVABLE
1.  Accounts Receivable Book Value as of _____             $
                                                            -------------------
2.  Additions (please explain on reverse)                  $
                                                            -------------------
3.  TOTAL ACCOUNTS RECEIVABLE                              $
                                                            -------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.  Amounts over 90 days due                      $
                                                   ----------------------
5.  Balance of 50% over 90 day accounts           $
                                                   ----------------------
6.  Credit balances over 90 days                  $
                                                   ----------------------
7.  Concentration Limits                          $
                                                   ----------------------
8.  Foreign Accounts                              $
                                                   ----------------------
9.  Governmental Accounts                         $
                                                   ----------------------
10. Contra Accounts                               $
                                                   ----------------------
11. Promotion or Demo Accounts                    $
                                                   ----------------------
12. Intercompany/Employee Accounts                $
                                                   ----------------------
13. Other (please explain on reverse)             $
                                                   ----------------------
14. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                   $
                                                            -------------------
15. Eligible Accounts (#3 minus #14)                       $
                                                            -------------------
16. LOAN VALUE OF ACCOUNTS (75% of #15)                    $
                                                            -------------------

UNRESTRICTED DEPOSIT OR SECURITY ACCOUNTS HELD WITH BANK'S AFFILIATES
17.      Value of unrestricted deposit or security accounts
         held with Bank's Affiliates               $
                                                    ----------------------
18.      Deductions (if any)                       $
                                                    ----------------------
19.  TOTAL UNRESTRICTED DEPOSIT OR SECURITY ACCTS  $
                                                    ----------------------
20.  LOAN VALUE OF ACCOUNTS (50% of #19)           $
                                                    ----------------------
BALANCES
21. Maximum Loan Amount                            $
                                                    ----------------------
22. Total Funds Available [Lesser of #21 or (#16 + #20)]   $
                                                            -------------------
23. Present balance owing on Line of Credit        $
                                                    ----------------------
24. Outstanding under Sublimits (LC or FX or Cash Management)
                                                   $
                                                    ----------------------

25. RESERVE POSITION (#22 minus #23 and #24)               $
                                                            ------------------

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:
                                                              BANK USE ONLY

                                                       Rec'd By:
                                                                ----------------
                                                                   Auth Signer

                                                       Date:
                                                            --------------------

                                                       Verified:
                                                                ----------------
                                                                   Auth Signer

                                                       Date:
                                                            --------------------

                                                       -------------------------

Health Grades, Inc.


By:
    -------------------------------------------------
         Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:     SILICON VALLEY BANK
        3003 Tasman Drive
        Santa Clara, CA 95054

FROM:   HEALTH GRADES, INC.


         The undersigned Responsible Officer of Health Grades, Inc. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned certifies that Borrower, and each Subsidiary, has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Responsible Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                REQUIRED                               COMPLIES
-------------------                               --------                               --------
Monthly financial statements + CC                 Monthly within 30 days                 Yes    No
Annual (Audited)                                  FYE within 90 days                     Yes    No
10-Q, 10-K and 8-K                                Within 5 days after filing with SEC    Yes    No
A/R & A/P Agings                                  Monthly within 30 days*                Yes    No
Borrowing Base Certificate                        Monthly within 30 days*                Yes    No
*Or monthly within 20 days if outstanding Credit  Extensions exist.

FINANCIAL COVENANT                                REQUIRED            ACTUAL              COMPLIES
-----------------                                 --------            ------              --------
Maintain on a Monthly Basis, unless otherwise stated:
 Minimum Adjusted Quick Ratio**                   1.50:1.00           _____:1.00          Yes   No
 Minimum Tangible Net Worth                       $5,000,000***       $________           Yes   No

**   To be maintained at all times.
***  plus 20% of new equity or quarterly profit.

Have there been updates to Borrower's intellectual property?                            Yes / No
Borrower only has deposit accounts located at the following institutions:                               .
                                                                         --------------------------------

                                                       --------------------------------
 COMMENTS REGARDING EXCEPTIONS:  See Attached.                   BANK USE ONLY
                                                       --------------------------------

 Sincerely,                                             Received by:
                                                                    -------------------
                                                                     AUTHORIZED SIGNER
 HEALTH GRADES, INC.                                    Date:
                                                             --------------------------

                                                        Verified:
 --------------------------                                      ----------------------
 SIGNATURE                                                           AUTHORIZED SIGNER

                                                        Date:
 --------------------------                                  --------------------------
 TITLE
                                                        Compliance Status:     Yes   No
                                                        -------------------------------
 --------------------------
 DATE

[SILICON VALLEY BANK LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:              HEALTH GRADES, INC.

LOAN OFFICER:          KEVIN GROSSMAN

DATE:                  FEBRUARY 14, 2005

                       REVOLVING LOAN FEE                            $3,500.00
                       UCC SEARCH FEE                                   200.00

                       TOTAL FEE DUE                                 $3,700.00
                       -------------                                 =========


PLEASE INDICATE THE METHOD OF PAYMENT:

         { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         { } DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

         { } LOAN PROCEEDS

BORROWER:

BY:
   -----------------------------------------
     (AUTHORIZED SIGNER)


----------------------------------------------
SILICON VALLEY BANK                  (DATE)
ACCOUNT OFFICER'S SIGNATURE

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement is entered into as of the Effective Date by and between SILICON VALLEY BANK ("Bank") and HEALTH GRADES, INC. ("Grantor").

                                    RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Amended and Restated Loan and Security Agreement by and between Bank and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.


         IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                                      GRANTOR:

Address of Grantor:                                   HEALTH GRADES, INC.


44 Union Boulevard, Suite 600                         By:
---------------------------------                        -----------------------
Lakewood, CO 80228                                    Title:
---------------------------------                           --------------------

Attn:
     ----------------------------
                                                      BANK:

Address of Bank:                                      SILICON VALLEY BANK



4410 Arapahoe Ave., Ste. 200                          By:
---------------------------------                        -----------------------
Boulder, CO 80303                                     Title:
---------------------------------                           --------------------

Attn:
     ----------------------------

                                    EXHIBIT A
                                   Copyrights



                         Registration/               Registration/
                         Application                 Application
Description              Number                      Date
-----------              -------------               -------------


                                   EXHIBIT B
                                    Patents



                         Registration/               Registration/
                         Application                 Application
Description              Number                      Date
-----------              -------------               -------------


                                   EXHIBIT C
                                   Trademarks



                         Registration/               Registration/
                         Application                 Application
Description              Number                      Date
-----------              -------------               -------------


                                    EXHIBIT D
                                    Mask Works



                         Registration/               Registration/
                         Application                 Application
Description              Number                      Date
-----------              -------------               -------------


                         CORPORATE BORROWING RESOLUTION



  BORROWER:  HEALTH GRADES,INC.              BANK:  SILICON VALLEY BANK
             44 UNION BOULEVARD, SUITE 600          4410 ARAPAHOE AVE., STE. 200
             LAKEWOOD, CO 80228                     BOULDER, CO 80303


I, THE SECRETARY OR ASSISTANT SECRETARY OF HEALTH GRADES, INC. ("BORROWER"), CERTIFY that Borrower is a corporation existing under the laws of the State of Delaware.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that ANY ONE of the following officers of Borrower, whose name, title and signature is below:

                 NAMES                                 POSITIONS                          ACTUAL SIGNATURES
                 -----                                 ---------                          -----------------

         ----------------------                 ----------------------                  ----------------------
         ----------------------                 ----------------------                  ----------------------
         ----------------------                 ----------------------                  ----------------------
         ----------------------                 ----------------------                  ----------------------

may act for Borrower and:

   BORROW MONEY.  Borrow money from Silicon Valley Bank ("Bank").

   EXECUTE LOAN DOCUMENTS.  Execute any loan documents Bank requires.

   GRANT SECURITY.  Grant Bank a security interest in any of Borrower's assets.

   NEGOTIATE ITEMS. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

   LETTERS OF CREDIT.  Apply for letters of credit from Bank.

   FOREIGN EXCHANGE CONTRACTS. Execute spot or forward foreign exchange contracts.

   ISSUE WARRANTS.  Issue warrants for Borrower's stock.

   FURTHER ACTS. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

CERTIFIED TO AND ATTESTED BY:

X
  ----------------------------------------------
   *Secretary or Assistant Secretary

X
  ----------------------------------------------
*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.







                                       2